UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2008

HYDROGEN ENGINE CENTER, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50542	82-0497807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2502 East Poplar Street, Algona, Iowa 50511
(Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of June 26, 2008 Donald C. Vanderbrook has amicably resigned as President and Chief Executive Officer of the Company. The Company plans to enter into a separation agreement with Mr. Vanderbrook under which the Company will pay his salary through November 16, 2008; will continue to provide health insurance benefits for him through November 16, 2008; and will pay the amount of his 2008 salary that has been deferred.

Theodore G. Hollinger, founder and majority stockholder of Hydrogen Engine Center, Inc., will continue to serve as Acting President and Chief Executive Officer of the Company. Mr. Hollinger’s biography can be found in the Company’s Proxy Statement on Schedule 14A filed with the Commission on April 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN ENGINE CENTER, INC.
(Registrant)

By: /s/ Theodore G. Hollinger
-----------------------
Name: Theodore G. Hollinger
Title: Acting President and Chief Executive Officer

Date: June 27, 2008